UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2021

ZENDESK, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36456	26-4411091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

989 Market Street San Francisco, California	94103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 418-7506

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced, on October 28, 2021, Zendesk, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Milky Way Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Momentive Global Inc., a Delaware corporation (“Momentive”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions therein, Merger Sub will merge with and into Momentive (the “Merger”), with Momentive surviving the Merger as a wholly owned subsidiary of the Company.

Under the terms of the Merger Agreement, the completion of the Merger is subject to certain customary closing conditions, including the expiration or earlier termination of the waiting period (and any extension thereof) applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). Effective as of 11:59 p.m. Eastern Time on December 13, 2021, the waiting period under the HSR Act expired with respect to the Merger.

The completion of the Merger remains subject to other closing conditions, including the adoption of the Merger Agreement by Momentive’s stockholders, the approval of the issuance of the Company’s common stock in the Merger by the Company’s stockholders, the approval for listing on the New York Stock Exchange of the Company’s common stock to be issued in the Merger and the effectiveness of the registration statement on Form S-4 filed with the Securities and Exchange Commission (the “SEC”) by the Company in connection with the issuance of the Company’s common stock in the Merger.

Additional Information and Where to Find It

This report relates to a proposed business combination transaction between the Company and Momentive. In connection with the proposed transaction, on December 6, 2021, the Company filed with the SEC a registration statement on Form S-4 that includes a preliminary joint proxy statement of the Company and Momentive and that also constitutes a prospectus of the Company with respect to shares of the Company’s common stock to be issued in the proposed transaction (the “preliminary joint proxy statement/prospectus”). The preliminary joint proxy statement/prospectus is not final and may be amended. The definitive joint proxy statement/prospectus (if and when available) will be delivered to the Company’s stockholders and Momentive’s stockholders. Each of the Company and Momentive may also file other relevant documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND MOMENTIVE ARE URGED TO READ THE REGISTRATION STATEMENT, DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the preliminary joint proxy statement/prospectus and the definitive joint proxy statement/prospectus (if and when available) and other documents that are filed or will be filed with the SEC by the Company or Momentive through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC also may be obtained free of charge at the Company’s investor relations website at https://investor.zendesk.com/ir-home/default.aspx or upon written request to Zendesk, Inc. at 989 Market Street, San Francisco, CA 94103. Copies of the documents filed with the SEC by Momentive will be available free of charge by accessing Momentive’s investor relations website at investor.momentive.ai or upon written request to Momentive Global Inc. at investors@momentive.ai.

Participants in the Solicitation

The Company, Momentive, their respective directors and certain of their respective executive officers are participants in the solicitation of proxies from the respective stockholders of the Company and Momentive in respect of the proposed transaction. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s proxy statement for its 2021 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 2, 2021. Information about Momentive’s directors and executive officers and their ownership of Momentive’s common stock is set forth in Momentive’s proxy statement for its 2021 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 20, 2021. To the extent that holdings of the Company’s or Momentive’s securities have changed since the amounts printed in the Company’s or Momentive’s proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of the participants in the proxy solicitations is contained in the preliminary joint proxy statement/prospectus. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements, including, among other things, statements regarding the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of anticipated synergies from the proposed transaction, the anticipated timing of closing of the proposed transaction and other aspects of the Company’s or Momentive’s operations or operating results. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectations or intent regarding the combined company’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause future events to differ materially from the forward-looking statements in this report, including (i) the ability to complete the proposed transaction within the time frame anticipated or at all; (ii) the failure to realize the anticipated benefits of the proposed transaction or those benefits taking longer than anticipated to be realized; (iii) the risk that uncertainty about the proposed transaction may adversely affect relationships with the Company’s customers, partners, suppliers, and employees, whether or not the transaction is completed; (iv) the effect of the announcement of the proposed transaction on the ability of the Company or Momentive to retain and hire key personnel; (v) the risk that disruptions from the proposed transaction will harm the Company’s or Momentive’s business, including current plans and operations; (vi) potential litigation related to the proposed transaction and the resulting expense or delay; (vii) the failure to obtain stockholder or regulatory approvals in a timely manner or otherwise; (viii) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the Company or Momentive to terminate the proposed transaction; (ix) the diversion of the attention of the respective management teams of the Company and Momentive from their respective ongoing business operations; (x) the ability of the Company to successfully integrate Momentive’s operations and technologies; (xi) the ability of the Company to implement its plans, forecasts and other expectations with respect to its business after the completion of the transaction and realize expected synergies; (xii) the effect of uncertainties related to the COVID-19 pandemic on U.S. and global markets, the Company’s or Momentive’s respective business, operations, revenue, cash flow, operating expenses, hiring, demand for their respective solutions, sales cycles, customer retention, and their respective customers’ businesses and industries; (xiii) risks relating to the market value of the Company’s common stock to be issued in the proposed transaction; (xiv) the Company’s ability to adapt its products to changing market dynamics and customer preferences or achieve increased market acceptance of its products; (xv) the intensely competitive market in which the Company operates; (xvi) the development of the market for software as a service business software applications; (xvii) the Company’s substantial reliance on its customers renewing their subscriptions and purchasing additional subscriptions; (xviii) the Company’s ability to effectively market and sell its products to larger enterprises; (xix) the Company’s ability to develop or acquire and market new products and to support its products on a unified, reliable shared services platform; (xx) the Company’s reliance on third party services, including services for hosting, email, and messaging; (xxi) the Company’s ability to retain key employees and attract qualified personnel, particularly in the primary regions the Company operates; (xxii) the Company’s ability to effectively manage its growth and organizational change, including its international expansion strategy; (xxiii) the Company’s expectation that the future growth rate of its revenues will decline, and that, as its costs increase, the Company may not be able to generate sufficient revenues to achieve or sustain profitability; (xxiv) the Company’s ability to integrate acquired businesses and technologies successfully or achieve the expected benefits of such acquisitions; (xxv) real or perceived errors, failures, or bugs in the Company’s products; (xxvi) potential service interruptions or performance problems associated with the Company’s technology and infrastructure; (xxvii) the Company’s ability to securely maintain customer data and prevent, mitigate, and respond effectively to both historical and future data breaches; (xxviii) the Company’s ability to comply with privacy and data security regulations; (xxix) the Company’s ability to optimize the pricing for its solutions; and (xxx) other adverse changes in general economic or market conditions. The forward-looking statements contained in this report are also subject to additional risks, uncertainties, and factors, including those described in the Company’s and Momentive’s most recent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. The forward-looking statements included in this report are made only as of the date hereof. The Company and Momentive do not undertake to update any forward-looking statements made in this report to reflect events or circumstances after the date of this report or to reflect new information or the occurrence of unanticipated events, except as required by law.

No Offer or Solicitation

This report is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Zendesk, Inc.

By:	/s/ Shelagh Glaser
Name:	Shelagh Glaser
Title:	Chief Financial Officer (Principal Financial Officer)

December 14, 2021